UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FibroGen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 7, 2017. Meeting Information Meeting Type: Annual Meeting For holders as of: April 10, 2017 Date: June 7, 2017 Time: 8:00 AM Pacific Time Location: FibroGen, Inc. 409 Illinois Street San Francisco, CA 94158 You are receiving this communication because you hold shares in FibroGen, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. If you receive more than one set of proxy materials, you should vote separately for each set pursuant to the applicable voting instructions to ensure that all of the shares you hold are voted. FIBROGEN, INC. 409 ILLINOIS STREET SAN FRANCISCO, CA 94158 E29432-P92719 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2017 to facilitate timely delivery. How To Vote E29433-P92719 Please Choose One of the Following Voting Methods Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote by Telephone: To vote by telephone, follow the instructions set forth in FibroGen's Proxy Statement. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR proposals 1, 2 and 4 and for EVERY YEAR for proposal 3: 1. Election of Class III Directors to hold office until the 2020 Annual Meeting of Stockholders Nominees: 1a. Thomas F. Kearns Jr. 1b. Kalevi Kurkijärvi, Ph.D. 1c. Toshinari Tamura, Ph.D. 2. To approve, on an advisory basis, the compensation of FibroGen’s named executive officers, as disclosed in this proxy statement. 3. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of FibroGen’s named executive officers. 4. To ratify the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of FibroGen for the year ending December 31, 2017. 5. To conduct any other business properly brought before the meeting. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 4 and for EVERY YEAR for item 3. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in your proxy will vote in their discretion. E29434-P92719

E29435-P92719